Exhibit 10.1

WPX ENERGY, INC.

GLOBAL AMENDMENT TO PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENTS

This GLOBAL AMENDMENT (this “Amendment”) is dated [ ], 2020 and amends each outstanding Performance-Based Restricted Stock Unit Agreement (each, an “Agreement” and collectively, the “Agreements”) issued by WPX Energy, Inc. (the “Company”), pursuant to the WPX Energy, Inc. 2013 Incentive Plan, as amended and restated from time to time (the “Plan”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Agreement and the Plan.

RECITALS

WHEREAS, the Company has previously entered into an Agreement with each Participant receiving a Performance-Based Restricted Stock Unit; and

WHEREAS, the Company has entered into that certain Agreement and Plan of Merger with Devon Energy Corporation and East Merger Sub, Inc. (the “Merger Agreement”), pursuant to which the Company will become a wholly-owned subsidiary of Devon Energy Corporation (the “Merger”);

WHEREAS, the Merger constitutes a Change in Control under the Plan;

WHEREAS, pursuant to its authority under Section 13.3 the Plan, the Company desires to amend the Agreement.

NOW, THEREFORE, each Agreement is hereby amended as set forth herein, effective as of immediately prior to the Closing (as defined in the Merger Agreement):

1.                  Subparagraph 4(a) of each Agreement is hereby amended and restated in its entirety as follows:

“Performance measures established by the Committee shall be based on targeted levels of relative Total Shareholder Return (“TSR”), as defined by the Committee. The Committee has established a designated percentage of the Target Number of Shares (as defined in Subparagraph 4(b) below) that may be received by the Participant based on the Company’s relative TSR for the Performance Period within the peer group established by the Committee, all as more fully described in Subparagraphs 4(b) and 4(c) below.

2.                  Subparagraph 4(b) of of each Agreement is hereby amended and restated in its entirety as follows:.

“The RSUs awarded to the Participant and subject to this Agreement as reflected in Paragraph 1 above represent the Participant’s opportunity to earn the right to payment of an equal number of Shares (“Target Number of Shares”) upon satisfaction of all the other conditions set forth in Paragraph 5 below.”

3.                  Subparagraph 4(c) of each Agreement is hereby amended and restated in its entirety as follows:

“Subject to the satisfaction of all other conditions set forth in Paragraph 5 below, notwithstanding Subparagraph 5(b)(ii), the actual number of Shares earned by and payable to the Participant upon certification of TSR results and satisfaction of all other conditions set forth in Paragraph 5 below will be based upon the range set by the Committee from 30% (for relative TSR above the 25th percentile of the peer group established by the Committee) to 200% (for relative TSR at the first or second ranking within the peer group established by the Committee) of the Target Number of Shares depending on the level of relative TSR certified by the Committee measured using the average closing price of the Shares for the five trading days ending on the day immediately preceding the Closing Date (as defined in that certain Agreement and Plan of Merger with the Company, Devon Energy Corporation and East Merger Sub, Inc. (the “Merger Agreement”)), based on the table as set forth in Appendix B. ”

4.                  Subparagraph 4(d) of each Agreement (including any references thereto) is hereby deleted in its entirety.

5.                  Subparagraph 5(b)(ii) of each Agreement is hereby amended by adding the following sentence to the end thereof:

“Notwithstanding the foregoing, effective as of the Closing Date (as defined in the Merger Agreement), the requirement for Committee certification set forth in this Subparagraph 5(b)(ii) will no longer apply.”

6.                  Subparagraph 5(c)(i) of each Agreement is hereby amended and restated in its entirety as follows:

“If the Participant dies, becomes Disabled, or qualifies for Retirement (as defined in Subparagraph 5(c)(iii) below) prior to the Maturity Date while an active employee of the Company or any of its Affiliates, the Participant shall vest in that number of Shares the Participant might otherwise have received in accordance with Paragraph 4 above prorated in accordance with Subparagraph 5(c)(ii) to reflect that portion of the Performance Period prior to such Participant’s ceasing being an active employee of the Company and its Affiliates. Notwithstanding the foregoing, if a Participant has attained age 55 and completed at least five years of continuous service with the Company and is an active employee of the Company and its Affiliates as of the last day of any year during the Performance Period, such Participant shall be deemed to vest in an additional amount of Shares prorated to the last day of such year, with the pro rata number of Shares equal to that number determined by multiplying (i) the number of Shares the Participant might otherwise have received for the Performance Period in accordance with Paragraph 4 above times (ii) a fraction, the numerator of which is the number of full and partial months in the period that begins the month following the month that contains the Effective Date and ends on (and includes) the last day of the applicable year, and the denominator of which is thirty-six (36), less any Shares that have already become vested and payable pursuant to this Subparagraph and Subparagraph 6(b).”

7.                  Subparagraph 5(c)(ii) of each Agreement is hereby amended and restated in its entirety as follows:

“The pro rata number of Shares in which the Participant may become vested on death, Disability or Retirement pursuant to Subparagraph 5(c)(i) shall equal that number determined by multiplying (i) the number of Shares the Participant might otherwise have received for the Performance Period in accordance with Paragraph 4 above times (ii) a fraction, the numerator of which is the number of full and partial months in the period that begins the month following the month that contains the Effective Date and ends on (and includes) the date that the Participant ceases being an active employee of the Company and its Affiliates, and the denominator of which is thirty-six (36), less any Shares that have already become vested and payable pursuant to the last sentence of Subparagraph 5(c)(i) and Subparagraph 6(b).

8.                  Subparagraph 5(d) of each Agreement is hereby amended and restated in its entirety as follows:

“If the Participant experiences a Separation from Service prior to the Maturity Date within two years following a Change in Control, either voluntarily for Good Reason or involuntarily (other than due to Cause), the Participant shall vest in a number of Shares calculated based on the Company’s actual performance as of the date of the Change in Control, determined according to the provisions of Subparagraph 4(c).”

9.                  Subparagraph 5(e) of each Agreement is hereby amended and restated in its entirety as follows:

“If the Participant experiences an involuntary Separation from Service prior to the Maturity Date in circumstances not covered by Subparagraphs 5(c), 5(d) or 5(f) and the Participant either receives benefits under a severance pay plan or program maintained by the Company or any of its Affiliates or receives benefits under a separation agreement with the Company or any of its Affiliates, then the Participant shall become vested in that number of Shares the Participant might otherwise have received for the Performance Period in accordance with Paragraph 4 above prorated to reflect that portion of the Performance Period prior to the Participant’s ceasing being an active employee of the Company and its Affiliates. The pro rata number of Shares in which the Participant may become vested on, but not prior to, the Maturity Date in such case shall equal that number determined by multiplying (i) the number of Shares the Participant might otherwise have received for the Performance Period in accordance with Paragraph 4 above times (ii) a fraction, the numerator of which is the number of full and partial months in the period that begins the month following the month that includes the Effective Date and ends on (and includes) the date the Participant ceases being an active employee of the Company and its Affiliates, and the denominator of which is the total number of full and partial months in the period that begins the month following the month that contains the Effective Date and ends on (and includes) the Maturity Date.”

10.                Subparagraph 5(f) of each Agreement is hereby amended and restated in its entirety as follows:

“If (i) the Participant experiences an involuntary Separation from Service prior to the Maturity Date in circumstances not covered by Subparagraphs 5(c), 5(d) or 5(e) due to a sale of a business or the outsourcing of any portion of a business, and (ii) the Company or any of its Affiliates fails to make an offer of comparable employment, as defined in a severance plan or program maintained by the Company or any of its Affiliates, to the Participant, then the Participant shall become vested in that number of Shares the Participant might otherwise have received for the Performance Period in accordance with Paragraph 4 above prorated to reflect that portion of the Performance Period prior to the Participant’s ceasing being an active employee of the Company and its Affiliates. The pro rata number of Shares in which the Participant may become vested on, but not prior to, the Maturity Date in such case shall equal that number of Shares determined by multiplying (i) the number of Shares the Participant might otherwise have received for the Performance Period in accordance with Paragraph 4 above times (ii) a fraction, the numerator of which is the number of full and partial months in the period that begins the month following the month that contains the Effective Date and ends on (and includes) the date the Participant ceases being an active employee of the Company and its Affiliates, and the denominator of which is the total number of full and partial months in the period that begins the month following the month that contains the Effective Date and ends on (and includes) the Maturity Date.

For purposes of this Subparagraph 5(f), a Termination of Affiliation shall constitute an involuntary Separation from Service, excluding any Termination of Affiliation that results from a voluntary Separation from Service.”

11.                Subparagraph 6(a) of each Agreement is hereby amended and restated in its entirety as follows:

“Payment of all Shares in which the Participant becomes vested pursuant to the Participant’s death, becoming Disabled or qualifying for Retirement pursuant to Subparagraph 5(c), or on Separation from Service under the terms provided in Subparagraphs 5(d), 5(e) or 5(f) above shall occur within 30 days after the Participant’s Separation from Service or the date the Participant is determined to be Disabled, as applicable.”

12.                Subparagraph 6(b) of each Agreement is hereby amended and restated in its entirety as follows:

     “Payment of all Shares in which the Participant becomes vested pursuant to Paragraph 5 above, other than due to death, becoming Disabled or qualifying for Retirement pursuant to Subparagraph 5(c) or pursuant to Subparagraph 5(d), 5(e) or 5(f) (as to which the payment date is determined in accordance with Subparagraph 6(a) above), shall occur during the calendar year containing the Maturity Date; provided, however, that notwithstanding any other provision of this Agreement to the contrary, payment of all Shares in which the Participant becomes vested pursuant to Paragraph 5 above shall occur no later than March 15 of the next succeeding year after such amounts are no longer subject to a substantial risk of forfeiture, as such term is defined in Section 409A of the Code. For the avoidance of doubt, if the Participant has attained age 55 and completed at least five years of continuous service with the Company or any of its Affiliates as of the last day of any calendar year ending during the Performance Period, then the Participant shall receive a payment of the prorated Shares in which the Participant is vested pursuant to Paragraph 5(c)(i) during such calendar year, which payment will be made between January 1 and March 15 of the next succeeding calendar year.”

13.               Appendix B of each Agreement (including any references thereto) is hereby amended by deleting the last sentence of the second paragraph.

14.                For the avoidance of doubt, all other terms and conditions of the Agreements shall remain in effect as amended by this Amendment.

15.                This Amendment shall only serve to amend and modify the Agreements to the extent specifically provided herein. All terms, conditions, provisions and references of and to the Agreements which are not specifically modified, amended and/or waived herein shall remain in full force and effect and shall not be altered by any provisions herein contained. All prior agreements, promises, negotiations and representations, either oral or written, relating to the subject matter of this Amendment not expressly set forth in this Amendment are of no force or effect.